                                                                    Exhibit 10.8

                                PLEDGE AGREEMENT


                 PLEDGE AGREEMENT, dated as of April 11, 1997 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned (each a "Pledgor" and, collectively, the "Pledgors"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


                 WHEREAS, Superior National Insurance Group, Inc. ("SNIG"), SNTL Acquisition Corp. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (together with any successor agent, the "Administrative Agent", and together with the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of April 11, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower as contemplated therein;

                 WHEREAS, the Borrower desires to incur Loans pursuant to the Credit Agreement;

                 WHEREAS, the Borrower may from time to time be party to one or more (i) interest rate agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements, (ii) foreign exchange contracts, currency swap agreements or similar agreements or arrangements designed to protect against the fluctuations in currency values and\or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with Bank Creditors, the "Secured Creditors");

                 WHEREAS, pursuant to the SNIG Guaranty, SNIG has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements;

                 WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

                 WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;


                 NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                 1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                 (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Credit Documents to which such Pledgor is a party (the Credit Documents, together with Interest Rate Protection Agreements and Other Hedging Agreements being hereinafter collectively called the "Secured Debt Agreements") and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations





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         which, but for the automatic stay under Section 362(a) of the
         Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, including, in the case of SNIG, all obligations of such Pledgor under its Guaranty in respect of Interest Protection Agreements or other Hedging Agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations");

               (iii) any and all sums advanced by such Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                 (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations".

                 2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock, stock options, warrants and any other equity interests of any Domestic Corporation at any time owned by each Pledgor and (y) with respect to corporations which are not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock, stock options, warrants and any other equity interests at any time owned by any Pledgor of any Foreign Corporation, provided that, except as provided





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in the last sentence of this Section 2, such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote, (ii) the term "Notes" shall mean (x) all Intercompany Notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor provided that except as provided in the last sentence of this
Section 2, no Pledgor shall be required to pledge hereunder any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation and and (iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof
(i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; and (v) on the date hereof, such Pledgor owns no other Securities. In the circumstances and to the extent provided in Section 6.18 of the Credit Agreement, the 65% limitation set forth in clause (i)(y) and the limitation in the proviso of clause (ii) in each case of this Section 2 and in Section 3.2 hereof shall no longer be applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

                 3.  PLEDGE OF SECURITIES, ETC.

                 3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                 3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with





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the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2 hereof, no Pledgor shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

                 3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                 3.4 Definitions of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. (a) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," and all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities." The Pledged Securities, together with all Other Collateral (as hereinafter defined), and together with all proceeds of such Pledged Securities and other Collateral, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral." For purposes of this Agreement, the term "Other Collateral" shall mean all of the right, title and interest of each Pledgor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) all accounts receivable (except, in the case of SNIG, those accounts receivable pledged in connection with or otherwise subject to the 1996 Loan Documents), (ii) all contracts, together with all contract rights arising thereunder (including, without limitation, all rights under Management Agreements, Reinsurance Agreements and the Transaction Documents) (except (x) in the case of SNIG, those contracts and contract rights pledged in connection with or otherwise subject to the 1996 Loan Documents and
(y) contracts, and the contract rights arising thereunder, between any Pledgor and any Regulated





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Insurance Company), (iii) all inventory, (iv) all equipment, (v) all trademarks, service marks and trade names together with the registrations and right to all renewals thereof, and the goodwill of the business of each Pledgor symbolized by all trademark, service marks and trade names (vi) all copyrights,
(vii) all computer programs of each Pledgor and all intellectual property rights therein and all other proprietary information of each Pledgor, including, but not limited to, trade secrets, (viii) all other goods, general intangibles, chattel paper, documents and instruments, and (ix) all proceeds and products of any and all of the foregoing.

                 (b) Nothing in this Agreement is to be construed as a pledge of any tangible or intangible asset or right of a Regulated Insurance Company, however, this Agreement includes the pledge of capital stock of each Regulated Insurance Company. Notwithstanding anything to the contrary contained herein
(i) SNIG is not pledging any capital stock of SNCHC or its general partnership interest in SNAC and (ii) SNCHC is not pledging its general partnership interest in SNAC.

                 4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                 5.  VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until
(i) an Event of Default shall have occurred and be continuing and (ii) written notice thereof shall have been given by the Pledgee to the relevant Pledgor (provided, that if an Event of Default specified in Section 8.05 of the Credit Agreement shall occur, no such notice shall be required), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give all consents, waivers or ratifications in respect thereof subject to the terms of Section 7; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor. All rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and, to the extent applicable, written notice thereof shall have been given as provided in clause
(ii) above, in which case Section 7 shall become applicable.





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                 6.  DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless an Event of
Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                 (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                (ii) all other or additional stock or other securities or property (including cash), which may be paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by any Pledgor in contravention of the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                 7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:





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                 (i)  to receive all amounts payable in respect of the
         Collateral payable such Pledgor under Section 6 hereof;

                (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

               (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                (iv) subject to the giving of written notice to the relevant Pledgor in accordance with clause (ii) of Section 5 hereof, to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                 (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.





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Any and all remedies and rights notwithstanding, in the event of a default and acceleration of the Obligations hereunder and under the Credit Agreement, neither the Collateral Agent nor any Secured Creditor shall vote, sell, or in any manner exercise control as to any Regulated Insurance Company pledged as Collateral without first filing for and obtaining written prior approval pursuant to California Insurance Code Section 1215.2.

                 8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.
The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                 9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                 (i) first, to the payment of all Obligations owing the Pledgee of the type provided in clauses (iii) and (iv) of the definition of Obligations;

                 (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 9(c) hereof with each





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         Secured Creditor receiving an amount equal to its outstanding
         Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

                 (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

                 (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

                 (c) All payments required to be made to the Bank Creditors hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

                 (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Other Creditors for a determination (which the Administrative Agent, each Other Creditor and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Interest Rate Protection Agreement or Other Hedging Agreement, or Other Obligations in respect thereof, are in existence.

                 (e) It is understood and agreed that the Pledgors shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.





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                 10.  PURCHASERS OF COLLATERAL.  Upon any sale of the
Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                 11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee and each other Secured Creditor for all costs and expenses, including attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and
(ii) above, for those arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this
Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                 12. FURTHER ASSURANCES, POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the applicable UCC or appropriate local equivalent, such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder. The Pledgors will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral.





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




                 (b) Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

                 13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 10 of the Credit Agreement.

                 14. TRANSFER BY THE PLEDGORS. Except for sales of Collateral permitted pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

                 15.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;
(ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except (x) as may be required in connection with the disposition of the Securities by laws affecting the offering and sale of securities generally, (y) those approvals required to be obtained from the Department of Insurance pursuant to the Credit Agreement, all of which approvals have been obtained or (z) in connection with the exercise of rights and remedies pursuant to this Agreement, those approvals required to be obtained pursuant to California Insurance Code Section 1215.2;
(v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all of the shares of Pledged Stock have been duly and validly issued, are fully paid and nonassessable; (vii) each of the Pledged Notes is the legal, valid and binding obligation of the respective obligor, enforceable against such obligor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge and assignment of the Securities pursuant to this Agreement, together with the delivery of such Securities pursuant to this Agreement (which delivery has been made), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                 (b) Each Pledgor represents, warrants, and covenants that all filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Pledgor to the Pledgee hereby in respect of the Collateral have been accomplished and the security interest granted to the Pledgee pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                 (c) Each Pledgor represents, warrants, and covenants that as of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as the Total Commitment has not been terminated or any Note remains unpaid or any of the Obligations remain unpaid or any Interest Rate Protection Agreement or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Pledgor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Pledgor.

                 (d) Each Pledgor represents, warrants and covenants that the chief executive office of such Pledgor is located at the address or addresses indicated on Annex D hereto for such Pledgor. Such Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15(d). No Pledgor shall establish a new chief executive office until (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                 (e) Each Pledgor represents, warrants and covenants that such Pledgor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except new names established in accordance with the last sentence of this Section 15(e). No Pledgor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention to do so, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Pledgee may request and (ii) with respect to such new name, it shall have taken all action requested by the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                 16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                 17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which made, not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                 (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act;
(ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                 18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the

Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note (as defined in the Credit Agreement) is outstanding and all other Obligations (other than indemnities described in Section 11 hereof and in Section 11.13 of the Credit Agreement which are not then due and payable) have been paid in full.

                 (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 7.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 11.12 of the Credit Agreement), the Pledgee, at the request and expense of such Pledgor will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                 (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 18(a) or (b).

                 19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, or telecopied, addressed:

                 (a) if to any Pledgor, at its address set forth opposite its signature below;

                 (b)  if to the Pledgee, at:

                          The Chase Manhattan Bank
                          One Chase Manhattan Plaza
                          New York, New York  10081
                          Attention: Richard Bosek
                          Telephone No.:(212) 552-2784
                          Telecopier No.:(212) 552-1999

                 (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

                 (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                 20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the written consent of either (x) the Required Banks (or all the Banks if required by Section 11.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                 21. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain jointly and severally liable to perform all of the obligations, if any, assumed by it with respect to the Collateral, and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any of the Pledgors under or with respect to any Collateral.

                 22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


                 IN WITNESS WHEREOF, the Pledgors and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:

26601 Agoura Road                        SUPERIOR NATIONAL INSURANCE
Calabasas, CA 91302                        GROUP, INC., as a Pledgor
Attention: J. Chris Seaman
Tel: (818) 878-2240
Fax: (818) 880-8615                      By  /s/ J. CHRIS SEAMAN
                                           ------------------------
                                           Title: CFO


26601 Agoura Road                        SNTL ACQUISITION CORP.,
Calabasas, CA 91302                        as a Pledgor
Attention: J. Chris Seaman
Tel: (818) 878-2240
Fax: (818) 880-8615                      By  /s/ J. CHRIS SEAMAN
                                           ------------------------
                                           Title: CFO


26601 Agoura Road                        PACIFIC INSURANCE BROKERAGE, INC.
Calabasas, CA 91302                      as a Pledgor
Attention: J. Chris Seaman
Tel: (818) 878-2240                      By: /s/ J. CHRIS SEAMAN
Fax: (818) 880-8615                         ---------------------------
                                            Title: CFO


26601 Agoura Road                        INFONET MANAGEMENT SYSTEMS, INC.,
Calabasas, CA 91302                      as a Pledgor
Attention: J. Chris Seaman
Tel: (818) 878-2240                      By: /s/ J. CHRIS SEAMAN
Fax: (818) 880-8615                         ---------------------------
                                            Title: CFO


26601 Agoura Road                        SN INSURANCE SERVICES, INC.,
Calabasas, CA 91302                      as a Pledgor
Attention: J. Chris Seaman
Tel: (818) 878-2240                      By:  /s/ J. CHRIS SEAMAN
Fax: (818) 880-8615                         ----------------------------
                                            Title: CFO

                                         THE CHASE MANHATTAN BANK,
                                         as Pledgee

                                         By  /s/ PETER PLATTEN
                                           ------------------------
                                           Title: Vice President